SUMMARY PROSPECTUS

May 13, 2013

TD Asset Management USA Funds Inc.

TDAM Short-Term Bond Fund

 – Advisor Class (TDSHX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at www.tdamusa.com/Individual_Fund_Documents. You can also get this information at no cost by calling 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated May 13, 2013, as amended May 13, 2013, as further amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this summary prospectus.
As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the shares or determined whether this summary prospectus is adequate or complete. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
®/ The TD Logo and other trade-marks are the property of The Toronto-Dominion Bank or a wholly owned subsidiary, in Canada and/or other countries.

Investment Objective

The TDAM Short-Term Bond Fund (the “Fund”) seeks to provide a high level of income consistent with the preservation of capital and liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Advisor Class
Shareholder Transaction Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses(1)	0.31%
Total Annual Fund Operating Expenses	0.81%

(1)	“Other Expenses” are based on estimated expenses payable by the Fund’s Advisor Class for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$83	$259	$450	$1,002

Portfolio Turnover

The Fund pays transaction costs, such as the payment of dealer spreads, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, as well as investment-grade debt obligations (debt obligations rated in one of the four highest ratings categories by a nationally recognized statistical rating organization) of banks and corporations. An unrated debt obligation may be treated as investment-grade if warranted by the analysis of the Fund’s investment manager, TDAM USA Inc. (the “Investment Manager” or “TDAM”). In addition, under normal circumstances, the Investment Manager will maintain an average dollar-weighted maturity for the Fund of 3 years or less for securities which the Fund holds.

The Investment Manager will allocate the Fund’s assets across different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In selecting investments for the Fund, the Investment Manager will analyze a security’s structural features and current price, trading opportunities and the credit quality of the issuer. The Fund may invest in mortgage-backed and asset-backed securities. The Fund may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher yielding or lower yielding securities or different sectors.

In managing the Fund, the Investment Manager will use a proprietary investment philosophy, which places a strong emphasis on fundamental credit research. Pursuant to this philosophy, the Investment Manager will invest the assets of the Fund in securities that have a lower average credit quality than its benchmark index, the Merrill Lynch 1 – 3 Year Treasury Index, because such investments provide sufficient incremental income to justify their additional risk. Under normal circumstances, the Investment Manager will also seek to minimize deviations from the average duration of the Fund’s benchmark index, consistent with the belief that interest rate speculation is not appropriate for a long-term investment philosophy. In addition, the Investment Manager will seek to enhance returns by taking advantage of yield differentials among securities.

Principal Risks

If the Investment Manager’s strategies do not work as intended, the Fund may not achieve its investment objective.

Investment Risk — You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Interest Rate Risk — Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise. Interest rate risk is the risk that the Fund’s fixed income securities will decline in value because of increases in market interest rates.

Credit Risk — Fixed income investments, such as bonds, involve credit risk. This is the risk that the issuer or credit enhancer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt instrument. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness also may affect the value of the Fund’s investment in that issuer.

Prepayment Risk — Prepayment risk is the risk that the ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change. Such prepayments often occur during periods of declining interest rates, and may cause the Fund to reinvest its assets in lower yielding securities.

Mortgage-Backed Securities Risk — The value of the Fund’s mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Asset-Backed Securities Risk — Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Foreign Securities Risk — Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

Banking Industry Risk — The Fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows you how performance of the Fund’s Institutional Class shares has varied from year to year for up to 10 years. The table shows the average annual total returns for the Fund’s Institutional Class and also compares the Institutional Class’ performance with the average annual total returns of an index or other benchmark that is a broad measure of market performance. The Institutional Class and the Advisor Class would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that these share classes do not have the same expenses. Of course, past performance is not necessarily an indication of how the Fund will perform in the future. For updated performance information, please call (866) 416-4031 or visit www.tdamusa.com.

ANNUAL TOTAL RETURN1 as of 12/31 each year (Institutional Class)

1	The returns shown in the bar chart above are for the Fund’s Institutional Class, which is not offered in the prospectus. The Institutional Class and the Advisor Class would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that these share classes do not have the same expenses.

For the period covered by the bar chart, the highest and lowest quarterly returns were 2.96% (for the quarter ended 12/31/08) and -0.50% (for the quarter ended 6/30/08), respectively.

AVERAGE ANNUAL TOTAL RETURNS for the periods ended 12/31/12 (Institutional Class)

	1 Year	5 Years	Since Inception (December 18, 2006)*
Return Before Taxes	1.73%	2.70%	3.19%
Return After Taxes on Distributions	1.35%	1.90%	2.24%
Return After Taxes on Distributions And Sale of Fund Shares	1.15%	1.84%	2.17%
Bank of America Merrill Lynch 1 – 3 Year Treasury Index (reflects no deduction for fees or expenses)	0.43%	2.32%	3.14%

*	Index returns provided from December 31, 2006.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown above. After-tax returns are not relevant to investors who hold shares through a tax-deferred account, such as an individual retirement account or a 401(k) plan.

Investment Manager

TDAM USA Inc. (the “Investment Manager” or “TDAM”) is the Fund’s investment manager.

Portfolio Managers

The names, titles, length of service of the persons who are primarily responsible for the day to day management of the Fund appear in the table below.

Portfolio Manager	Title	Length of Service
Glenn Davis	Portfolio Manager	Since January 2009
Dennis Woessner	Portfolio Manager	Since September 2009

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) your shares on any day on which the Fund is open for business (normally any day when the New York Stock Exchange is open for regular trading and the Federal Reserve Bank of New York is open). You may sell shares by phone or by mail.

Balance Minimums. Shareholders wishing to purchase shares directly from the Fund must meet one of the following initial purchase and minimum account balance requirements:

(1)	A combined initial purchase and minimum account balance requirement of $100,000 per household (by address) in the case of Advisor Class shares, in each case, across the same class of shares of the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund and the TDAM U.S. Small-Mid Cap Equity Fund.
(2)	A combined initial purchase and minimum account balance requirement of $10,000,000 per household (by address) across the following funds in the TD Asset Management USA Funds Inc. fund complex: the TDAM Core Bond Fund, the TDAM High Yield Bond Fund, the TDAM U.S. Equity Income Fund, the TDAM U.S. Large Cap Core Equity Fund, the TDAM Global Equity Income Fund, the TDAM Global Low Volatility Equity Fund, the TDAM Global All Cap Fund, the TDAM Target Return Fund, the TDAM U.S. Small-Mid Cap Equity Fund, the TDAM Institutional Money Market Fund, the TDAM Institutional Municipal Money Market Fund, the TDAM Institutional U.S. Government Fund, and the TDAM Institutional Treasury Obligations Money Market Fund.

The initial purchase and minimum account balance requirement may be less if you purchase and hold shares through a financial intermediary.

Taxes

The Fund intends to make distributions that generally will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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